August 8, 2024 Priority Technology Holdings, Inc. (Nasdaq: PRTH) Supplemental Slides: 2Q 2024 Earnings Call

Disclaimer 2 Important Notice Regarding Forward-Looking Statements and Non-GAAP Measures This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services, and other statements identified by words such as “may,” “will,” “should,” “anticipates,” “believes,” “expects,” “plans,” “future,” “intends,” “could,” “estimate,” “predict,” “projects,” “targeting,” “potential” or “contingent,” “guidance,” “anticipates,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, Priority Technology Holdings, Inc.’s (“Priority”, “we”, “our” or “us”) 2024 outlook and statements regarding our market and growth opportunities. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. Our actual results could differ materially, and potentially adversely, from those discussed or implied herein. We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in our Securities and Exchange Commission (“SEC”) filings, including our Annual Report on Form 10-K filed with the SEC on March 12, 2024. These filings are available online at www.sec.gov or www.prioritycommerce.com. We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements. This presentation includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non-GAAP financial measures used by other companies. Priority believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends of the Company. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. See the footnotes on the slides where these measures are discussed and the slides at the end of this presentation for a reconciliation of such non-GAAP financial measures to the most comparable GAAP numbers. Additionally, we present guidance for Adjusted EBITDA and Adjusted EBITDA as percentage of revenue, non-GAAP measures without reconciliation due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. See more information in Priority’s earnings press release. Adjusted Gross profit referred throughout this presentation is a non-GAAP measure calculated by subtracting Cost of services (excluding depreciation and amortization) from Revenue. Adjusted Gross profit margin referred throughout this presentation is a non-GAAP measure calculated by dividing Adjusted Gross Profit discussed above by Revenue. Adjusted EBITDA referred to throughout this presentation is a non-GAAP measure calculated as net income prior to interest expense, tax expense, depreciation and amortization expense, adjusted to add back certain non-cash charges and / or non-recurring charges deemed to not be part of normal operating expenses. Adjusted EBITDA margin referred throughout this presentation is a non-GAAP measure calculated by dividing Adjusted EBITDA discussed above by Revenue. See Appendix 1 – 2 of this presentation for a reconciliation of Adjusted Gross Profit to Gross Profit as per GAAP, a reconciliation of Adj. EBITDA to GAAP Income (loss) before Taxes and Priority’s earnings press release for more details.

$98 $96 $140 $168 $98 $4 2021 2022 2023 2024 $426 $515 $664 $756 $449 $8 2021 2022 2023 2024 Key 2nd Quarter 2024 Highlights 3 ~$125B in LTM Total Volume Q2 2024 RESULTS > $1B Deposits NET REVENUE +21%a ADJ GROSS PROFIT1 +22% ADJ EBITDA1 +25% OPERATING INCOME +73% Q2 2024 KEY METRICS CONTINUED STRONG MOMENTUM > 1MM Total Accounts TOTAL REVENUE (In Millions) ADJUSTED EBITDA1 (In Millions) $875 - $883 $196 - $200 Guidance Range Guidance Range YTD Actual YTD Actual 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details.

Q2 2024 Consolidated Results 4 Revenue increased 21% to $219.9 million Adj Gross Profit1 increased 22% to $81.7 million Adj Gross Profit margin1 increased 40 basis points to 37.2% Adjusted EBITDA1 increased 25% to $51.6 million $67.0M $81.7M 36.8% 37.2% $41.1M $51.6M $182.3M $219.9M Q2 23 Q2 24 Q2 23 Q2 24 Q2 23 Q2 24Q2 23 Q2 24 21% 22% 40BP 25% 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details.

Year-to-Date Consolidated Results 5 Revenue increased 16% to $425.6 million Adj Gross Profit1 increased 22% to $158.2 million Adj Gross Profit margin1 increased 180 basis points to 37.2% Adjusted EBITDA1 increased 24% to $97.9 million $130.1M $158.2M 35.4% 37.2% $78.7M $97.9M $367.3M $425.6M Q2 23 Q2 24 Q2 23 Q2 24 Q2 23 Q2 24Q2 23 Q2 24 16% 22% 180BP 24% 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details.

Priority: Your Trusted Partner 6 Our mission is to create a thriving ecosystem of financial solutions that accelerate cash flow and optimize working capital for businesses MERCHANT ACQUIRING Full featured POS & Merchant Acquiring Solutions that Accelerate your Cash Flow BANKING-AS-A-SERVICE Passport Financial Toolset that automates reconciliation, streamlines financial operations & provides full transparency to surplus cash PAYABLES Optimize your Working Capital and Earn Cash Back by leveraging our payables & financing solutions while Automating Reconciliation Work ACCELERATED COMMERCE ENGINE A robust and simple API suite for Acquiring, Banking & Payables solutions to accelerate your commerce network that can easily be integrated into your enterprise systems

Financial Results 7

SMB Highlights – 2Q 2024 8 ➢ Revenue is 5% higher than Q2 2023 (up 12% y-o-y excl. large reseller) and improved 8% sequentially from Q1 2024 ➢ Bankcard $ Volumes increased 5% to $15.8 billion (up 9% y-o-y excl. large reseller) ➢ New monthly boards averaged 3.9K during quarter 2Q 2024 Segment Highlights Revenue $155.1MM +5% YoY Adj. Gross Profit1 $35.6MM +1% YoY | 23.0% Margin Adj. EBITDA1 $28.6MM +1% YoY | 18.4% Margin 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details.

B2B Highlights – 2Q 2024 9 ➢ Revenue growth driven by CPX (+49% y-o-y) and $17.8 million of Plastiq revenue (+3% sequentially) ➢ Timing of certain incentive fees in Q1 2024 impacted lower sequential margins in Q2 2024 2Q 2024 Segment Highlights Revenue $21.9MM +636% YoY Adj. Gross Profit1 $5.6MM +138% YoY | 25.4% Margin Adj. EBITDA1 $1.5MM +152% YoY | 7.0% Margin 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details.

Enterprise Highlights – 2Q 2024 10 2Q 2024 Segment Highlights ➢ CFTPay Avg Monthly New Enrollments of 55K increased 4% from 53K in Q2 2023 ➢ CFTPay Avg Number of Billed Clients increased 47% to 763K from 520K in Q2 2023 ➢ Increases in Passport program managers and deposit balances combined with stable interest rates continues to drive growth Revenue $43.7MM +39% YoY Adj. Gross Profit1 $40.6MM +38% YoY | 92.9% Margin Adj. EBITDA1 $37.2MM +45% YoY | 85.3% Margin 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details.

Consolidated Operating Expenses – 2Q 2024 11 ➢ Higher Salaries and Benefits expense driven largely by timing of the Plastiq acquisition ➢ Increase in SG&A expenses primarily incurred to further support the overall growth of the Company ➢ Overall Operating Expenses (excl D&A) are flat from Q1 to Q2 2024 due to continued expense discipline 2Q 2024 Highlights Salaries & Benefits $22.1MM +16% YoY SG&A $11.2MM +4% YoY Depreciation & Amortization $15.2MM (15%) YoY 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details.

EBITDA Walk (in Millions) 2024 2023 LTM Q2 Q2 Q2 2024 Consolidated net income (loss) (GAAP) 1.0$ (0.6)$ 6.0$ Add: Interest expense 21.7 17.8 83.2 Add: Depreciation and amortization 15.2 18.0 62.9 Add: Income tax expense (benefit) 2.5 2.4 11.3 EBITDA (non-GAAP) 40.5 37.5 163.4 Further adjusted by: Add: Non-cash stock-based compensation 1.8 1.7 6.5 Add: Non-recurring expenses: Debt extinguishment and modification costs 8.6 - 8.6 Legal, professional, accounting and other SG&A 0.6 1.9 8.8 Other Non-recurring expenses - - 0.1 Adjusted EBITDA (non-GAAP) 51.6$ 41.1$ 187.5$ Adjusted EBITDA1 Walk 12 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details. Adjusted EBITDA experienced strong growth in Q2 2024 ➢ Q2 2024 Adjusted EBITDA of $51.6 million increased 25% from $41.1 million in Q2 2023

# Capital Structure & Liquidity

| Outstanding Debt | |
|---|---|
| **Balance as of March 31, 2024** | $652.7 |
| (+/-) Net Revolver Borrowings | -- |
| (+/-) Net Term Loan Borrowings | $182.3 |
| **Balance as of June 30, 2024** | **$835.0** |

**Total Debt** of $835.0 million at end of Q2 2024 increased from $652.7 million in Q1 2024

- Net Debt of $800.4 million increased $182.0 million compared to Q1 2024 due to the successful refinance of our senior credit facilities
- Revolver Capacity at the end of Q2 2024 was $70.0 million
- LTM Adj. EBITDA[1] of $187.5 million at end of Q2 2024

| Senior Redeemable Preferred Stock | |
|---|---|
| **Balance as of March 31, 2024** | $264.2 |
| (+/-) Redemption of Preferred Stock | ($166.3) |
| (+/-) Dividend Payable[2] | ($4.3) |
| (+/-) PIK Dividend[3] | $1.9 |
| (+/-) Accretion[4] | $10.1 |
| **Balance as of June 30, 2024** | **$105.7** |

**Preferred Stock** of $105.7 million, Net of $5.9 million of Unaccreted Discounts and Issuance Costs

| *(dollars in Millions)* | | 2nd Quarter 2024 |
|---|---|---|
| **Dividend:** | | |
| **Payment in Kind** | **$** | **3.36** |
| **Cash** | | **5.07** |
| | | **8.43** |
| **Accretion** | | **10.14** |
| | **$** | **18.57** |

[1] Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details.
[2] Represents $5.0MM of outstanding cash dividend net of $7.1MM payment of the cash portion of dividend outstanding at 3/31/2024 and $2.2MM of accrued cash dividend redeemed as part of the preferred stock redemption in May 2024
[3] Shown net of $1.5MM of accrued PIK dividend redeemed as part of the preferred stock redemption in May 2024
[4] Includes acceleration of accretion due to the preferred stock redemption in May 2024

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Appendix

# Appendix 1 – Adjusted Gross Profit[1] Reconciliation

## The reconciliation of adjusted gross profit to its most comparable GAAP measure is provided below:

| | *(in Millions)* Three Months Ended June 30, 2024 | | | | |
|---|---|---|---|---|---|
| | SMB | B2B | Enterprise | Eliminations | Total |
| Revenues | $ 155.1 | $ 21.9 | $ 43.7 | $ (0.8) | $ 219.9 |
| Cost of revenue (excluding depreciation and amortization) | (119.5) | (16.3) | (3.1) | 0.8 | (138.1) |
| Adjusted Gross Profit | **35.6** | **5.6** | **40.6** | -- | **81.7** |
| Adjusted Gross Profit Margin | 23.0% | 25.4% | 92.9% | | 37.2% |
| Depreciation and amortiztion of revenue generating assets | (1.8) | (0.7) | (1.4) | -- | (3.9) |
| Gross profit | **$ 33.8** | **$ 4.9** | **$ 39.1** | -- | **$ 77.8** |
| Gross profit margin | 21.8% | 22.3% | 89.6% | | 35.4% |

| | *(in Millions)* Three Months Ended June 30, 2023 | | | | |
|---|---|---|---|---|---|
| | SMB | B2B | Enterprise | Eliminations | Total |
| Revenues | $ 147.9 | $ 3.0 | $ 31.4 | $ (0.1) | $ 182.3 |
| Cost of revenue (excluding depreciation and amortization) | (112.6) | (0.6) | (2.1) | 0.1 | (115.3) |
| Adjusted Gross Profit | **35.3** | **2.3** | **29.3** | **(0.0)** | **67.0** |
| Adjusted Gross Profit Margin | 23.9% | 78.8% | 93.3% | | 36.8% |
| Depreciation and amortiztion of revenue generating assets | (1.7) | (1.0) | (0.3) | -- | (3.0) |
| Gross profit | **$ 33.6** | **$ 1.4** | **$ 29.0** | **$ (0.0)** | **$ 64.0** |
| Gross profit margin | 22.7% | 45.5% | 92.4% | | 35.1% |

| | *(in Millions)* Six Months Ended June 30, 2024 | | | | |
|---|---|---|---|---|---|
| | SMB | B2B | Enterprise | Eliminations | Total |
| Revenues | $ 299.1 | $ 43.2 | $ 84.7 | $ (1.4) | $ 425.6 |
| Cost of revenue (excluding depreciation and amortization) | (231.6) | (31.5) | (5.8) | 1.4 | (267.4) |
| Adjusted Gross Profit | **67.5** | **11.8** | **78.9** | -- | **158.2** |
| Adjusted Gross Profit Margin | 22.6% | 27.2% | 93.2% | | 37.2% |
| Depreciation and amortiztion of revenue generating assets | (3.6) | (1.5) | (2.8) | -- | (7.8) |
| Gross profit | **$ 63.9** | **$ 10.3** | **$ 76.1** | -- | **$ 150.3** |
| Gross profit margin | 21.4% | 23.8% | 89.9% | | 35.3% |

| | *(in Millions)* Six Months Ended June 30, 2023 | | | | |
|---|---|---|---|---|---|
| | SMB | B2B | Enterprise | Eliminations | Total |
| Revenues | $ 302.9 | $ 5.8 | $ 58.7 | $ (0.1) | $ 367.3 |
| Cost of revenue (excluding depreciation and amortization) | (232.1) | (1.5) | (3.7) | 0.1 | (237.2) |
| Adjusted Gross Profit | **70.8** | **4.3** | **55.0** | **(0.0)** | **130.1** |
| Adjusted Gross Profit Margin | 23.4% | 74.5% | 93.7% | | 35.4% |
| Depreciation and amortiztion of revenue generating assets | (3.4) | (2.2) | (0.4) | -- | (6.0) |
| Gross profit | **$ 67.3** | **$ 2.1** | **$ 54.6** | **$ (0.0)** | **$ 124.1** |
| Gross profit margin | 22.2% | 36.8% | 93.0% | | 33.8% |

Note: Certain dollar amounts may not add mathematically due to rounding

[1] Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details.

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# Appendix 2 – Adjusted EBITDA[1] Reconciliation

## The reconciliation of adjusted EBITDA to its most comparable GAAP measure is provided below:

| | *(in Millions)* Three Months Ended June 30, 2024 | | | | | *(in Millions)* Three Months Ended June 30, 2023 | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | **SMB** | **B2B** | **Enterprise** | **Corporate** | **Total** | **SMB** | **B2B** | **Enterprise** | **Corporate** | **Total** |
| **Adjusted EBITDA** | **$ 28.6** | **$ 1.5** | **$ 37.2** | **$ (15.8)** | **$ 51.6** | **$ 28.4** | **$ 0.6** | **$ 25.7** | **$ (13.7)** | **$ 41.1** |
| Adjusted EBITDA Margin | 18.4% | 7.0% | 85.3% | | 23.4% | 19.2% | 20.4% | 81.8% | | 22.5% |
| Interest Expense | -- | (1.2) | -- | (20.5) | (21.7) | -- | (0.0) | (0.1) | (17.6) | (17.8) |
| Depreciation and Amortization | (8.5) | (1.3) | (4.1) | (1.4) | (15.2) | (9.2) | (0.0) | (6.3) | (2.5) | (18.0) |
| Debt Modification and Extinguishment Expenses | -- | -- | -- | (8.6) | (8.6) | -- | -- | -- | -- | -- |
| Selling, General and Administrative (Non-Recurring) | -- | -- | -- | (0.6) | (0.6) | -- | -- | -- | (1.9) | (1.9) |
| Non-Cash Stock Based Compensation | (0.0) | (0.1) | (0.0) | (1.7) | (1.8) | (0.1) | (0.0) | (0.1) | (1.6) | (1.7) |
| **Income (Loss) Before Taxes** | **$ 20.1** | **$ (1.1)** | **$ 33.1** | **$ (48.6)** | **$ 3.5** | **$ 19.2** | **$ 0.6** | **$ 19.2** | **$ (37.2)** | **$ 1.7** |
| Income (Loss) Before Taxes % of Revenue | 12.9% | (4.9%) | 75.9% | | 1.6% | 13.0% | 19.6% | 61.2% | | 1.0% |

| | *(in Millions)* Six Months Ended June 30, 2024 | | | | | *(in Millions)* Six Months Ended June 30, 2023 | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | **SMB** | **B2B** | **Enterprise** | **Corporate** | **Total** | **SMB** | **B2B** | **Enterprise** | **Corporate** | **Total** |
| **Adjusted EBITDA** | **$ 53.6** | **$ 3.3** | **$ 72.0** | **$ (31.0)** | **$ 97.9** | **$ 56.8** | **$ 0.5** | **$ 48.1** | **$ (26.7)** | **$ 78.7** |
| Adjusted EBITDA Margin | 17.9% | 7.6% | 85.0% | | 23.0% | 18.8% | 9.0% | 81.9% | | 21.4% |
| Interest Expense | -- | (2.2) | -- | (40.4) | (42.6) | (0.0) | (0.0) | (0.2) | (35.2) | (35.5) |
| Depreciation and Amortization | (17.1) | (2.7) | (8.1) | (2.5) | (30.5) | (18.4) | (0.0) | (12.6) | (4.9) | (36.0) |
| Debt Modification and Extinguishment Expenses | -- | -- | -- | (8.6) | (8.6) | -- | -- | -- | -- | -- |
| Selling, General and Administrative (Non-Recurring) | -- | -- | -- | (1.4) | (1.4) | -- | -- | -- | (2.5) | (2.5) |
| Non-Cash Stock Based Compensation | (0.0) | (0.2) | (0.1) | (3.2) | (3.5) | (0.3) | (0.2) | (0.1) | (3.1) | (3.7) |
| **Income (Loss) Before Taxes** | **$ 36.5** | **$ (1.9)** | **$ 63.8** | **$ (87.1)** | **$ 11.3** | **$ 38.1** | **$ 0.3** | **$ 35.1** | **$ (72.4)** | **$ 1.1** |
| Income (Loss) Before Taxes % of Revenue | 12.2% | (4.4%) | 75.3% | | 2.7% | 12.6% | 4.9% | 59.8% | | 0.3% |

Note: Certain dollar amounts may not add mathematically due to rounding

[1] Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details.

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